 EXHIBIT 10.14

Note Extension Agreement

This NOTE EXTENSION AGREEMENT ("Extension") is dated as of November 05, 2021 (the "Effective Date"), by and between Hempacco Co., Inc., located at 9925 Airport Road, San Diego, California 92154 ("Hempacco"), and Mario Taverna, located at 18181 N.E. 31st - Court, S-1508 Tower, Aventura, Florida 33160 (“Lender") and collectively, (the "Parties").

WHEREAS the Parties entered into a 12% 6 Month Promissory Note on May 04, 2021 (the "Original Note").

WH EREAS the Parties hereby agree to extend the term of the Original Note in accordance with the terms of the Original Contract as well as the terms provided herein.

In consideration of the mutual covenants contained herein, each of Hempacco and Lender mutually covenant and agree as follows:

•	The Original Contract, which is attached hereto as a part of this Extension, matured on November 03, 2021.

•	The parties agree to extend the Original Note for an additional period of 6 months, which will begin immediately upon the expiration of the original time period and will end on May 04, 2022.

•	In addition, the following provisions of the Original Contract are amended as described herein:

•	Mandatory Conversion: Notwithstanding the terms and conditions of conversion outlined in the original Note, the parties hereby agree that the Note will be converted into common stock of Hempacco Co., Inc. at $1.00 per share.

•	This Extension binds and benefits both Parties and any successors or assigns. This document, including the attached Original Contract, is the entire agreement between the Parties.

This is a RocketLawyer.com document.

All other terms and conditions of the Original Contract remain unchanged.

This Agreement shall be signed on behalf of Hempacco Co., Inc. by Sandro Piancone, its CEO, and on behalf of Lender by Mario Taverna.

Hempacco Co., Inc.

	/s/ Sandro Piancone	Date: 11-05-2021
By:	Sandro Piancone
CEO

Mario Taverna

By:	/s/ Mario Taverna	Date: 11-05-2021
Mario Taverna
Lender

This is a RocketLawyer.com document.

2